Supplement dated February 27, 2026, to the Statutory Prospectus dated May 1, 2025 for the PS VUL 2 and Pacific Harbor VUL variable life insurance policies issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying Fund liquidations. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. All information in your Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policyowner. You can obtain a copy of the current Prospectus by contacting us at (800) 800-7681, or online at www.PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Liquidation of the Pacific Select Fund ESG Diversified and ESG Diversified Growth Portfolios

The Board of Trustees of the Pacific Select Fund recently announced that the ESG Diversified Portfolio and the ESG Diversified Growth Portfolios – Class P and Class I (collectively “the Liquidating Funds”) will be liquidating on or about May 1, 2026 (the “Liquidation Date”). This is not a liquidation of your Policy.

Closed to All Policyowners April 28, 2026

Effective April 28, 2026, the Liquidating Funds will be closed to allocations of Account Value for all Policyowners as of the close of the New York Stock Exchange (typically 4:00 p.m. EST) on April 27, 2026. Accordingly, even if you have Account Value allocated to the Liquidating Funds, no new Premium Payments or transfers into the Liquidating Funds will be permitted. If a Premium Payment or transfer request is received after the close of the New York Stock Exchange on April 27, 2026 with instructions to allocate all or a portion of the premium or request to the Liquidating Funds, will instead be directed to the Fidelity VIP Government Money Market Portfolio (“Fidelity Money Market Portfolio”). You can always continue to make withdrawals or transfers out of the Liquidating Funds until the Liquidation Date.

The Liquidations

After the close of the New York Stock Exchange on April 30, 2026, any Account Value that remains allocated to the Liquidating Funds will be transferred to the Fidelity Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit Values, and the relative net asset values of the Liquidating Funds and the Fidelity Money Market Portfolio as of the close of the New York Stock Exchange on April 30, 2026. You will not incur any tax liability because of the liquidation and your Account Value immediately after the liquidation will be equal to Account Value immediately before the liquidation. Any transfer to the Fidelity Money Market Portfolio as a result of the liquidation will not be treated as a transfer that counts toward the transfer restrictions governing the number of transfers that may be made in a given calendar year. If you want to avoid being subject to the liquidations, you must transfer any Account Value you have allocated to the Liquidating Funds no later than the close of the New York Stock Exchange on April 30, 2026. As of the Liquidation Date, the Liquidating Funds will no longer exist. Accordingly, any references to the Liquidating Funds are deleted from the Prospectus as of the Liquidation Date.

Transfer Rights

You may transfer out all or a portion of Account Value allocated to the Liquidating Funds to any other available Investment Options without the transfers counting toward the 25-transfer limit permitted each calendar year and without incurring any transfer fees or other charges. Similarly, during the sixty (60) calendar day period after the Liquidation Date, you may transfer out of the Fidelity Money Market Portfolio to any other available Investment Option without incurring any transfer fees or other charges and without the transfers counting towards the transfer limitations. All other transfers are subject to the limitations described in your Prospectus. When you select another Investment Option, you should consider the objectives, risks, charges and expenses carefully before investing. This and other information about the Investment Options available under your Policy is contained in each Investment Option’s prospectus. You may obtain Investment Option prospectuses at PacificLife.com/Prospectuses.

Additional Services

If you are participating in the Dollar Cost Averaging, Earnings Sweep, First Year Transfer Program, and/or Portfolio Rebalancing Systematic Transfer Programs (“Programs”) and have existing instructions to allocate or rebalance to the Liquidating Funds, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 27, 2026 or the Program(s) or any pre-scheduled transfers allocated to the Liquidating Fund will instead be directed to the Fidelity Money Market Portfolio.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You may submit a transfer request to us electronically by emailing your request to Transactions@pacificlife.com, by telephone at (800) 800-7681, or by fax at (866) 398-0467. You may also use any other submission method described in the Prospectus. Please see Timing of Payments, Forms, and Requests in the Prospectus for additional details.

The following changes will be made to the LVIP American Century Mid Cap Value Portfolio:

Effective May 1, 2026, the LVIP American Century Mid Cap Value Portfolio will be closed to new allocations for Policyowners who do not already have Account Value in the LVIP American Century Mid Cap Value Portfolio as of the close of the New York Stock Exchange on April 30, 2026. If you have existing Account Value in the LVIP American Century Mid Cap Value Portfolio as of May 1, 2026, you may continue to make Premium Payments or transfers into the LVIP American Century Mid Cap Value Portfolio, and you may also make withdrawals or transfers out of the LVIP American Century Mid Cap Value Portfolio. However, if you withdraw or transfer out 100% of your Account Value, you will not be permitted to re-invest in the LVIP American Century Mid Cap Value Portfolio.

If you are participating in the Dollar Cost Averaging, Earnings Sweep, First Year Transfer Program, and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the LVIP American Century Mid Cap Value Portfolio as of May 1, 2026, you do not need to take action as those instructions will remain in place until you instruct us otherwise. Please note, if your Account Value is reduced to zero in LVIP American Century Mid Cap Value Portfolio, the program will terminate and you will have to provide new allocation or rebalancing instructions. If we receive premium payments before being provided new allocation or rebalancing instructions, we will deem the premium not In Proper Form and will contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you, we will refund the payment along with a letter of explanation.

Form No. 15-53352-00